Exhibit 99.2 3rd QUARTER 2019 EARNINGS November 5th, 2019

IMPORTANT DISCLOSURES No Offer or Solicitation Communications herein do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Communication herein do not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo Oil & Gas, Inc. Additional Information and Where to Find It In connection with the proposed transaction, Callon has filed, and the SEC has declared effective, a registration statement on Form S-4 (the “Registration Statement”), which contains a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the SEC and/or send to Callon’s shareholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589- 5200 or IR@callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com. Participants in the Proxy Solicitation Callon, Carrizo and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s shareholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed Carrizo transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s shareholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and 2

IMPORTANT DISCLOSURES (CONTINUED) results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarter ended March 31, 2019, and the quarter ended June 30, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarter ended March 31, 2019, and the quarter ended June 30, 2019, each of which is on file with the SEC and available from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Supplemental Non-GAAP Financial Measures This presentation includes non-GAAP measures, such as Adjusted EBITDA, Net Debt to LQA Adjusted EBITDA, Total Liquidity, Free Cash Flow and other measures identified as non- GAAP. Reconciliations are available in the Appendix. EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income (loss) before interest expense, income taxes, depreciation, depletion and amortization, asset retirement obligation accretion expense, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and natural gas properties, non-cash equity based compensation and other operating expenses. Management believes EBITDA is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA. Our presentation of EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Net Debt to Last Quarter Annualized (“LQA”) Adjusted EBITDA is a non-GAAP measure. The Company defines Net Debt to LQA Adjusted EBITDA as the sum of total long-term debt less unrestricted cash and cash equivalents (as determined under U.S. GAAP), divided by the Company’s current quarter annualized Adjusted EBITDA inclusive of pro-forma results from its disposition completed in the current period. The Company presents these metrics to help evaluate its capital structure, financial leverage, and forward-looking cash profile. The Company believes that that these metrics are widely used by industry professionals, research and credit analysts, and lending and rating agencies in the evaluation of total leverage. Free Cash Flow is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements to assess our liquidity. We define free cash flow as net cash provided by operating activities before changes in working capital less capital expenditures (inclusive of operational capital expenditures, seismic, leasehold and other expenditures, as well as capitalized general and administrative expense and capitalized interest expense). Management believes that free cash flow provides useful information in assessing the impact of our ability to generate cash flow in excess of capital requirements and to return cash to shareholders. Free cash flow should not be considered an alternative to net cash provided by operating activities or any other GAAP measures. We have not provided a reconciliation of projected free cash flow to projected net cash provided by operating activities and capital expenditures used in net cash provided by investing activities, the most comparable financial measures calculated in accordance with GAAP. We are unable to project net cash provided by operating activities for any future period because such metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. We are unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of our and our customers' payments, with accuracy to a specific day, months in advance. 3

# CALLON CORPORATE STRATEGY

## THE EVOLUTION FROM CORE ASSETS TO A SUSTAINABLE OPERATING BUSINESS MODEL

### Core Permian Footprint Established
### 2014 - 2018

- Increased Permian position from ~19,000 to ~85,000 net acres in core areas
- Ramped activity from 2 to 5 rigs and increased net lateral footage drilled
- Built out robust infrastructure network (>$200 mm invested)
- Increased credit facility from $250 million to $1.1 billion
- Expanded Callon skill sets with significant investments in employee base
- Added cash flow per debt-adjusted share to compensation metrics

### Evolving to Full Field Development
### 2019

- Harvest asset value through increasing pad development and cycle time reductions
- Optimize margins and increase operational flexibility
- Thoughtful capital allocation to minimize outspend while growing at a measured rate to augment sustainable corporate return model
- Balance longer term reinvestment opportunities with near-term return profile
- Selective activity to "block up" acreage, extend laterals, and increase working and mineral interests

### Sustainable Growth and FCF Generation
### 2020 +

- Sustainable double-digit organic growth funded with internally generated cash flow
- Large pad development, benefiting resource optimization and long-term corporate level returns
- Leading cash margin preservation through cost management and leveraging of existing infrastructure
- Select asset rationalization opportunities to enhance returns on capital
- Accelerate capital efficiency with balanced growth and maturing decline profile

1. Slide from Callon February 2019 investor presentation deck.

4

# DELIVERING SUPERIOR RESULTS AND CAPITAL EFFICIENCY

## YoY FINANCIAL ACHIEVEMENTS



DAILY PRODUCTION PER SHARE (Boepd/MM) (1)
180
170
160
150
153
166
3Q18
3Q19



LEASE OPERATING EXPENSE ($/Boe) (1)
$6.00
$5.75
$5.50
$5.84
$5.65
3Q18
3Q19



LEVERAGE (NET DEBT / LQA ADJ. EBITDA) (1)(2)
3.0x
2.5x
2.0x
2.5x
2.5x
3Q18
3Q19



MOODY'S LONG TERM CREDIT RATING
B2
B1
3Q18
3Q19

## OPERATIONAL HIGHLIGHTS

- Increased capital efficiency with transition to larger pad development
- Improved uptime, reduced LOE, and mitigated operational risk through completion of Southern Delaware optimized integration project
- Increased ESP run time, chemical savings, and water recycling drove operating costs lower sequentially

| | 3Q19 CONSENSUS [3] | 3Q19 ACTUAL |
|---|---|---|
| TOTAL PRODUCTION (Mboepd) | 37.2 | 37.8 |
| ADJ. EBITDA [4] ($MM) | $111 | $117 |
| TOTAL CAPEX + CAPITALIZED ITEMS ($MM) | $143 | $143 |
| LOE ($/Boe) | $6.02 | $5.65 |

## 3Q DELAWARE DRILLING AND COMPLETION REDUCTIONS



D&C ($MM) /1,000'
$1.6
$1.2
$0.8
29%
$1.4
$1.2
$1.0
$1.2
CPE: 2018
CPE: 2019
CPE: Recent SIMOPs
Offset Operator Average

## 3Q MIDLAND DRILLING AND COMPLETION REDUCTIONS



D&C ($MM) /1,000'
$1.3
$0.9
$0.5
45%
$1.1
$0.9
$0.6
$0.8
CPE: 2018
CPE: 2019
CPE: Recent Large Project
Offset Operator Average

1. 3Q18 adjusted for Delaware asset acquisition and Ranger divestiture.
2. Net Debt to LQA Adjusted EBITDA is a non-GAAP measure and is calculated as the sum of total long-term debt less unrestricted cash and cash equivalents (as determined under U.S. GAAP), divided by the Company's current quarter annualized Adjusted EBITDA. Please refer to the Appendix for reconciliation.
3. Based on Bloomberg consensus estimates as of 10/18/19.
4. Adjusted EBITDA is a non-GAAP financial measure; please refer to the Important Disclosures for a definition on Adjusted EBITDA as calculated by Callon and the Appendix for reconciliation.

5

UNLOCKING VALUE THROUGH SCALED DEVELOPMENT DELAWARE: EARLY TIME RAG RUN PERFORMANCE DELAWARE: OPTIMIZED LARGE PAD FLOWBACK 600 35 8 Average Project of wells) Size(# 90 Day Average Well Production: ~ 1,000 Boepd (~80% Oil) 500 Mboe 400 30 4 300 200 Average 30 Day Size Day 30Choke Average 100 25 0 6 Well SIMOPs CumulativeWellSIMOPs 6 2017 2018 1H19 Recent Days on production SIMOPs 0 0 10 20 30 40 50 60 70 80 90 Average Choke Size Average Project Size (# of wells) PERMIAN: HIGHLIGHTING LARGE PROJECT TRANSITION MIDLAND: LARGE PAD WELLS OUTPERFORMING ▪ Scale 120 ▪ Leveraging location and supporting equipment costs across larger production base 100 ▪ Efficiently utilizing water recycling and overall infrastructure 80 ▪ Continuous operations ▪ Accelerated drill time learning curve with recent 2019 Delaware wells 60 averaging < 30 days vs. 38 days in 2018 Lateral ▪ Pump time reductions achieved record breaking 15 stages per day for 40 recent 7 well co-development project in Midland 20 ▪ Optimal project size balances IRR and NPV of wells by section Average Well Cumulative Oil WellCumulativeAverage Days on production ▪ Mega Pad development reduces number of child wells per section 0 Production (MBo) 10,000'Normalized(MBo) Production ▪ Fewer child wells improves production uptime (and revenue) while 0 30 60 90 120 150 180 preserving NAV of undeveloped inventory WCA Direct Parent Offset (2015-2017) WCA 7 Well Co-Develop Project (2019) WCA 5 Well Pad (2019) 6

RISK MANAGEMENT COMPLEMENTS STRONG FUNDAMENTAL MARGINS HEDGE PROGRAM SECURES CASH RETURN MARKETING DIVERSIFIES PRICE EXPOSURE 30,000 NYMEX 45 2Q21: ~ 40 mb/d gross CPE Floor Permian volumes linked to 40 25,000 $58.56 NYMEX NYMEX MEH/International Pricing Floor Floor $55.63 $2.49 35 20,000 30 15,000 25 NYMEX Floor 20 10,000 $3.07 Total Volumes HedgedTotalVolumes 15 5,000 10 (Excluding Brent and Basis Hedges)BasisandBrent(Excluding Gross CPE Volumes Linked to LinkedVolumes CPE Gross 0 (Mb/d) PricingMEH/International 5 4Q19 2020 0 Oil (Bbls/d) Natural Gas (MMBtu/d) 1Q20 1Q20 3Q20 2Q21 BEST IN CLASS MARGINS OFFER DIFFERENTIATED AND SUSTAINABLE RETURNS (1)(2) $40 $35 $30 $25 Adjusted EBITDA Margin Margin ($/Boe)EBITDA Adjusted $20 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 CPE Actual CPE Consensus Peer Average Actual Peer Average Consensus 1. Adjusted EBITDA is a non-GAAP financial measure; please refer to the Important Disclosures for a definition on Adjusted EBITDA as calculated by Callon and the Appendix for reconciliation. 2. Bloomberg data sourced for consensus EBITDA, consensus production estimate, actual production, and actual adjusted EBITDA. Peers include: CDEV, FANG, LPI, MTDR, OAS, PE, PDCE, WPX. 7

CONSISTENT FOCUS ON FINANCIAL OBJECTIVES ACHIEVED BY MERGER WITH CARRIZO? INCREASE CASH • Ongoing compensation alignment with shareholder interests RETURN ON • Retain best-in-class margins INVESTED • Reduce capital intensity of business CAPITAL (1) • Consistent measured growth in development moderates PDP GENERATE declines FREE CASH • 2019 trajectory improves with capital efficiency FLOW • Generate Free Cash Flow in 2020 • Target leverage < 2.0x through organic FCF and absolute REDUCE debt reduction LEVERAGE • Non-core monetizations • Continued capital discipline • Sustainable co-development of organic inventory LONG TERM • Balance IRR and NPV for optimal full cycle returns FOCUS • Marketing diversification mitigates pricing concentration risk and adds upside 1. Cash Return on Invested Capital (“CROCI”) is defined as (GAAP cash flow from operations before changes in working capital + after tax interest expense) / (average total debt + average stockholders’ equity). 8

# PREMIER OPERATOR WITH STRONG INTEGRATION TRACK RECORD

## PREMIER SOUTHERN DELAWARE OPERATOR [(1)]



Average 6 Month Cumulative Boe (20:1 Conversion)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Peer 1
Peer 2
CRZO
CPE
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

## IMPROVED PERFORMANCE FROM 2018 WARD ACQUISITION



Average 6 Month Lateral Adjusted Cumulative Bo
15
14
13
12
11
10
Realized > 10% improvement to date (2)
Previous Operator Average WCA Well
CPE Average WCA Well

## HISTORIC COST REDUCTIONS AND OPERATED PRODUCTION GROWTH FOLLOWING ACQUISITION INTEGRATION [(3)]



2/13/17: Ameredev Acquisition Closes
8/31/18: Ward County Bolt-On Closes
Lease Operating Expense ($/Boe)
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
CPE operates acquired assets and reduces corporate costs
CPE operates acquired assets and reduces corporate costs
12,000
10,000
8,000
6,000
4,000
2,000
0
Net Incremental Delaware Operated Production (Boepd)
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Net Incremental Delaware Operated Production (Boepd)
Lease Operating Expense ($/Boe)

1.. Sourced from Drilling Info with wells drilled and completed by operator. Represents P50 distribution of average well performance by each operator for Wolfcamp A wells brought online in the Southern Delaware from 2017-current and have at least 6 months of publicly available production data. See Appendix for further breakdown.
2. Callon wells: 5 / Cimarex wells: 9.
3. Net operated Delaware production data based on Callon operated wells, excludes producing wells acquired from Ameredev and Cimarex.

9

CRZO ACQUISITION: STRONGER COMBINED COMPANY 2x Core Delaware Basin Footprint >17 Years Permian Inventory >105 Mboed Production (2Q19) (1) DELAWARE >$1.2B Q2 2019 Annualized EBITDA - ~$100MM Incremental Free Cash Flow in 2020 (2) PERMIAN PERMIAN Target Leverage by Year-End 2020 2020E Capital Allocation: <2.0x ~50% $ / Barrel Corporate 2020 Free Cash Flow ~$50 Breakeven, Down from $55 Standalone Production CAGR through 2021 MIDLAND >10% - Annual Synergies by 2021 (70% by FORD EAGLE >$100MM 2020) 2020E Capital Allocation: PERMIAN 2020E Capital Allocation: ~25% ~25% >15% Cash Return on Capital Invested by 2020 ~200,000 Net Acres +7% Accretive to NAV per Share Over 100,000 Boepd 1. CPE and CRZO production reported as two stream and three stream, respectively. No financial impact from using two stream vs. three stream reporting. 2. Free cash flow calculated as cash flow from operations less capex, capitalized G&A, capitalized interest, preferred dividends, contingency payments and transaction costs. Includes $72.5mm of G&A and operational synergies in 2020. Assumes pricing $55/bbl and $2.75mcf. 10

# SIGNIFICANT AND ACHIEVABLE SYNERGIES TO BENEFIT STAKEHOLDERS

***NPV OF $2 PER CALLON SHARE REPRESENTS ~50% OF CALLON'S CURRENT SHARE PRICE***

## ANNUAL RUN RATE OPERATIONAL SYNERGIES (2021+) ($MM)

Corporate Cash G&A Reductions
- ~50% of Carrizo 2019E all-in cash G&A[1]

Delaware Drilling and Completion Cost Savings
- 5 - 8% reduction in Delaware drilling and completion / ft
- Expanded large scale development with simultaneous operations improves production cycle times and well costs

Improved Permian Uptime
- 2020 target of 1% increase in Permian field production uptime
- Large projects minimize impact on adjacent producing wells



$35-$45
$45-$65
$20
$100-$130
Corporate G&A savings
Delaware D&C cost savings
Improved Permian production uptime
Annual run rate synergies

| 2020 Expected Synergies | | | |
|---|---|---|---|
| ~$35mm | ~$25mm - $30mm | ~$10mm | ~$70-$75mm |

~$650MM NPV

## 10 YR TOTAL (OPERATIONAL AND CAPITAL) NPV OF SYNERGIES ($MM)

- Optimized capital allocation
- Operational synergies
- Corporate G&A savings

Optimized Capital Allocation
- Larger cash flow base allows for near-term activity acceleration
- Blended portfolio of shorter cycle projects generates cash flow funding longer cycle projects driving NAV
- High-graded, long-term, multi-zone co-development program of two robust asset bases
- Optimized, integrated development schedule enhances efficiency



$850
$2.00
$200
$0.47
$400
$0.94
$250
$0.59
Total synergies
$ / Callon share

~$850MM NPV

Note: Synergies based on 7/11/2019 NYMEX strip pricing through 2023 with prices held flat thereafter and Wall Street consensus pricing through 2021 with prices held flat thereafter; synergies do not change materially at current strip.

1. Includes capitalized G&A, historically ~20% of all-in cash G&A.

11

SCALED DEVELOPMENT UNLOCKS VALUE FOR COMBINED COMPANY $900 Scale development is a capital issue, not an acreage issue Operational CapEx ($mm) ● Standalone, neither Callon nor Carrizo could afford the capital program $600 Midpoint of 2019 Guidance that would unlock value from a scaled, consistent development model ● Synergies do not depend on additional adjacent acreage, nor on longer $300 laterals (average Delaware lateral > 8,500 feet) TBU Visual on D&C – Callon will continueReduction to from pursue larger those opportunities as well $0 – pads – any osprey Delaware Only Current contiguous footprints allow for leveraging of facilities CPE CRZO SIMOPS Program Data? With the capital base of the combined company, two distinct sources of synergies become available SIMULTANEOUS OPERATIONS IMPROVE COST EFFICIENCY MEGA-PAD STRATEGY IMPROVES PERMIAN UPTIME ● Multiple rigs / frac crews focused on a single project in a distinct location ● During completion of new wells, nearby wells are shut-in – More efficient utilization of drilling and completion crews; lowers capital – Lost production during shut-in cost per well – Additional time and cost (dewatering) required to restore production – Enables sharing of fixed costs, leverages infrastructure and location prep ● More wells per project results in less shut-ins, dewatering, and greater ● Callon completed its first Delaware SIMOPS 6-well mega-pad (Rag Run) in production July 2019: Production Lost During Shut-in of Completed Wells Baseline SIMOPS Multi-Well Pad Mega-Pad Year 1 Annualized % (Wally World) (Rag Run) Shut-In: > 1% Total Cost Per Well Lower cost / Year 2+ Capital Required ~$24 mm ~$60 mm well despite Annualized % Shut-In: >2 % Wells Completed 2 6 longer Pad 1 (DSU A) Pad 2 (DSU A) Pad 3 (DSU A) Pad 1 (DSU B) Pad 2 (DSU B) Cost / Well ~$12 mm ~$10 mm laterals Mega-Pad Strategy Reduces/Eliminates Shut-Ins Drilling and Completion Costs 18% lower Drilling $ / FT $556 $445 D&C cost / FT No Volumes Completion $ / FT $682 $575 (synergy Shut-In for Offset D&C $ / FT $1,238 $1,020 targets based Completions on 5-8%) ProjectMega -1Pad (DSU 1 A) ProjectMega -2Pad (DSU 2 B) ProjectMega -3Pad (DSU 3 C) 12

# MANAGEMENT FOCUSED ON FINANCIAL STRENGTH

## KEY CORPORATE PRINCIPLES

| Generate Sustainable Free Cash Flow Growth | Reduce Leverage to < 2.0x | Maintain Strong Liquidity Position | Preserve Top-Tier Operating Margins | Prudent Financial and Physical Risk Management |
|---|---|---|---|---|

## HIGHLIGHTS

- Upgraded by Moody's to B1 with stable outlook and placed on CreditWatch Positive by S&P (current corporate credit rating of B)
- Forecast corporate-wide FCF in 4Q19 with CRZO acquisition offering an accelerated path to FCF in 2020 and corresponding debt reduction
- CRZO acquisition enhances opportunistic refinancing flexibility to reduce cost of capital over time
- Announced $300 - $400 MM in targeted asset monetizations to improve leverage ratios and reduce absolute debt

## PRO FORMA CORPORATE FREE CASH FLOW BREAKEVEN



~ $60
~ $50
< $50
2019E
2020 Target
2021 Target

## PRO FORMA SENIOR NOTES MATURITY



$750
$500
$250
$0
> $300MM in 2020/2021 (1)
Combined free cash flow generation accelerates leverage reduction and improves flexibility
2020
2021
2022
2023
2024
2025
2026

1. Free cash flow calculation is inclusive of interest expense, dividends, capitalized G&A, capitalized interest, contingency payments and transaction expenses.

13

EXECUTING OUR STRATEGY • Driving capital efficiency gains through sustained high levels of well productivity coupled with emerging capital cost reductions from scaled development SUPERIOR • Beat consensus estimates for EBITDA/Boe by an average of 5% over the last EXECUTION nine quarters vs. peers averaging below consensus estimates (1)(2) • Retained peer-leading margins while successfully integrating new assets through operating cost efficiency • Announced accretive CRZO acquisition which accelerates Free Cash Flow (3) ONGOING objectives and reduces corporate FCF breakeven costs to cost of supply PORTFOLIO • Closed Southern Midland divestiture, advances value for tail-end inventory OPTIMIZATION • Invested in water recycling expansion, mineral leasehold, and lateral extensions for improved return on capital across the portfolio • Lowered cost of capital through Preferred stock redemption • Advanced risk management initiatives with additional hedging and offtake agreements SUSTAINABILITY • Continued to evolve compensation philosophy with changing landscape, with addition of CROCI metric (4) • Launched Sustainability website, reiterating commitment to responsible value creation and stewardship 1. Bloomberg data sourced for consensus EBITDA, consensus production estimate, actual production, and actual adjusted EBITDA. Peers include: CDEV, FANG, LPI, MTDR, OAS, PE, PDCE, WPX. 2. Adjusted EBITDA is a non-GAAP financial measure; please refer to the Important Disclosures for a definition on Adjusted EBITDA as calculated by Callon and the Appendix for reconciliation. 3. Free cash flow, is a non-GAAP financial measure . We define free cash flow as net cash provided by operating activities before changes in working capital less capital expenditures (inclusive of operational capital expenditures, seismic, leasehold and other expenditures, as well as capitalized general and administrative expense and capitalized interest expense) 14 4. Cash Return on Invested Capital (“CROCI”) is defined as (GAAP cash flow from operations before changes in working capital + after tax interest expense) / (average total debt + average stockholders’ equity).

APPENDIX

# CARRIZO ACQUISITION IS CREDIT ENHANCING

## SCALE AND FREE CASH FLOW ENHANCING TRANSACTION IS A CREDIT POSITIVE FROM RATINGS PERSPECTIVE

### POSITIVE COMMENTARY FROM CREDIT AGENCIES

"The CreditWatch positive placement reflects our expectation that the acquisition of Carrizo will materially improve the scale, scope, and diversity of Callon's business. It also reflects our belief that the company's credit measures will remain adequate and begin to improve in 2020 as it integrates the acquisition... The CreditWatch placement reflects that we would likely raise our issuer credit rating on Callon by one notch to 'B+' following the close of the Carrizo acquisition."

- S&P, July 16, 2019

"Callon announced a transaction to acquire Carrizo Oil & Gas Inc (B1 stable) in an all-stock transaction that the company expects to close in 2019. This acquisition will be credit positive for Callon."

*- Moody's, October 24, 2019*

### CURRENT NET DEBT / 2019E EBITDA



1.7 x
< 2.0 x
2.0 x
2.4 x
2.4 x
2.5 x
BBB Median
CPE Pro Forma Target
BB Median
CRZO Current 1
B Median
CPE Current 1

### YE 2018 PROVED RESERVES (MMBOE)



1,281
921
540
329
250
211
BBB Median
BB Median
CPE Pro Forma
CRZO Standalone
B Median
CPE Standalone 2

### 2019E EBITDA ($MM)



3,190
1,275
1,216
746
603
470
BBB Median
BB Median
CPE Pro Forma
CRZO LQA
B Median
CPE LQA

Note: BBB-rated E&Ps include APA, CLR, CXO, DVN, ECA, HES, MRO, NBL, OXY, PXD, XEC. BB-rated E&Ps include AKER, AR, CNX, FANG, MUR, PDCE, PE, RRC, SM, SWN, WLL, WPX. B-rated E&Ps include BRY, CDEV, CHK, CRK, GPOR, HPR, JAG, LPI, MGY, MTDR, OAS, QEP, TALO, XOG.

[1] Net Debt to LQA Adjusted EBITDA is a non-GAAP measure and is calculated as the sum of total long-term debt less unrestricted cash and cash equivalents (as determined under U.S. GAAP), divided by the Company's current quarter annualized Adjusted EBITDA inclusive of pro-forma results from its disposition completed in the current period.

[2] Proved reserves data pro forma for CPE's recent Southern Midland divestiture.

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LEADING SOUTHERN DELAWARE WELL PERFORMANCE (1) SOUTHERN DELAWARE WCA WELLS ACROSS PEERS WCA RESULTS BY OPERATOR (2017+) (2) 100% 90% 80% 70% 60% 50% 40% 30% 20% CPE Well Count and Production Distribution Plot P(x) Plot Distribution Production and Count Well 10% CRZO 0% Average 6 Month Cumulative Production Boe (20:1 Oil Gas Conversion) 20,000 18,000 16,000 Boe 14,000 12,000 10,000 8,000 (20:1 Conversion)(20:1 6,000 4,000 Average 6 Month Cumulative 6 Month Average 2,000 0 Peer 1 Peer 2 CRZO CPE Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer Peer 10 11 1. Source: All well data sourced from drilling info with wells drilled and completed by operator. 2. P50 represents the average well performance by each operator for Wolfcamp A wells brought online in the Southern Delaware from 2017-current and have at least 6 months of publicly available production data. 17

# HEDGE PORTFOLIO (1)

| | 4Q19 | 1Q20 | 2Q20 | 3Q20 | 4Q20 | FY 2020 | FY 2021 |
|---|---|---|---|---|---|---|---|
| **WTI NYMEX (Bbls, $/Bbl)** | | | | | | | |
| Swaps & Swaps with Puts | | | | | | | |
| Total Volumes | 276,000 | 546,000 | 546,000 | 552,000 | 552,000 | 2,196,000 | - |
| Total Daily Volumes | 3,000 | 6,000 | 6,000 | 6,000 | 6,000 | 6,000 | - |
| Avg. Swap | $60.17 | $56.06 | $56.06 | $56.06 | $56.06 | $56.06 | - |
| Avg. Short Put Price | - | $42.50 | $42.50 | $42.50 | $42.50 | $42.50 | - |
| Three-way Collars | | | | | | | |
| Total Volumes | 1,196,000 | 1,274,000 | 1,274,000 | 1,288,000 | 1,288,000 | 5,124,000 | - |
| Total Daily Volumes | 13,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | - |
| Avg. Short Call Price | $67.46 | $65.46 | $65.46 | $65.46 | $65.46 | $65.46 | - |
| Avg. Long Put Price | $56.54 | $55.45 | $55.45 | $55.45 | $55.45 | $55.45 | - |
| Avg. Short Put Price | $43.65 | $44.66 | $44.66 | $44.66 | $44.66 | $44.66 | - |
| Avg. Premium Price | ($0.09) | $0.21 | $0.21 | $0.21 | $0.21 | $0.21 | - |
| Two-way Collars | | | | | | | |
| Total Volumes | 276,000 | - | - | - | - | - | - |
| Total Daily Volumes | 3,000 | - | - | - | - | - | - |
| Avg. Short Call | $60.00 | - | - | - | - | - | - |
| Avg. Put | $55.00 | - | - | - | - | - | - |
| Put Options | | | | | | | |
| Total Volumes | 230,000 | - | - | - | - | - | - |
| Total Daily Volumes | 2,500 | - | - | - | - | - | - |
| Avg. Long Put Price | $65.00 | - | - | - | - | - | - |
| Avg. Premium Price | $6.44 | - | - | - | - | - | - |
| Put Spreads | | | | | | | |
| Total Volumes | 230,000 | - | - | - | - | - | - |
| Total Daily Volumes | 2,500 | - | - | - | - | - | - |
| Avg. Long Put Price | $65.00 | - | - | - | - | - | - |
| Avg. Short Put Price | $42.50 | - | - | - | - | - | - |
| Avg. Premium Price | $4.39 | - | - | - | - | - | - |
| Total Volume Hedged (Bbl) | 2,208,000 | 1,820,000 | 1,820,000 | 1,840,000 | 1,840,000 | 7,320,000 | - |
| Average Ceiling Price ($/Bbl) | $65.13 | $62.64 | $62.64 | $62.64 | $62.64 | $62.64 | - |
| Average Floor Price ($/Bbl) | $58.56 | $55.63 | $55.63 | $55.63 | $55.63 | $55.63 | - |
| **ICE BRENT (Bbls, $/Bbl)** | | | | | | | |
| Three-way Collars | | | | | | | |
| Total Volumes | - | 150,000 | 227,500 | 230,000 | 230,000 | 837,500 | - |
| Total Daily Volumes | - | 1,648 | 2,500 | 2,500 | 2,500 | 2,288 | - |
| Avg. Short Call Price | - | $70.00 | $70.00 | $70.00 | $70.00 | $70.00 | - |
| Avg. Long Put Price | - | $58.24 | $58.24 | $58.24 | $58.24 | $58.24 | - |
| Avg. Short Put Price | - | $50.00 | $50.00 | $50.00 | $50.00 | $50.00 | - |

1. Hedge contracts as of 10/17/19.

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# HEDGE PORTFOLIO (1)

| | 4Q19 | 1Q20 | 2Q20 | 3Q20 | 4Q20 | FY 2020 | FY 2021 |
|---|---|---|---|---|---|---|---|
| **MIDLAND-CUSHING DIFFERENTIAL (Bbls/$/Bbl)** | | | | | | | |
| Swaps | | | | | | | |
| Total Volumes | 2,176,000 | 1,092,000 | 1,092,000 | 1,196,000 | 1,196,000 | 4,576,000 | 1,095,000 |
| Total Daily Volumes | 23,652 | 12,000 | 12,000 | 13,000 | 13,000 | 12,503 | 3,000 |
| Avg. Swap Price | ($2.50) | ($1.73) | ($1.73) | ($0.89) | ($0.89) | ($1.29) | $1.00 |
| **MAGELLAN EAST HOUSTON DIFFERENTIAL (Bbls/$/Bbl)** | | | | | | | |
| Swaps | | | | | | | |
| Total Volumes | - | 192,000 | 291,201 | 440,802 | 515,202 | 1,439,205 | - |
| Total Daily Volumes | - | 2,110 | 3,200 | 4,791 | 5,600 | 3,932 | - |
| Avg. Swap Price | - | $2.40 | $2.40 | $2.40 | $2.40 | $2.40 | - |
| **NYMEX HENRY HUB (MMBtu, $/MMBtu)** | | | | | | | |
| Swaps | | | | | | | |
| Total Volumes | 155,000 | 910,000 | 910,000 | 920,000 | 920,000 | 3,660,000 | - |
| Total Daily Volumes | 1,685 | 10,000 | 10,000 | 10,000 | 10,000 | 10,000 | - |
| Avg. Swap Price | $2.87 | $2.48 | $2.48 | $2.48 | $2.48 | $2.48 | - |
| Three-way Collars | | | | | | | |
| Total Volumes | - | 910,000 | 910,000 | 920,000 | 920,000 | 3,660,000 | - |
| Total Daily Volumes | - | 10,000 | 10,000 | 10,000 | 10,000 | 10,000 | - |
| Avg. Short Call Price | - | $2.75 | $2.75 | $2.75 | $2.75 | $2.75 | - |
| Avg. Long Put Price | - | $2.50 | $2.50 | $2.50 | $2.50 | $2.50 | - |
| Avg. Short Put Price | - | $2.00 | $2.00 | $2.00 | $2.00 | $2.00 | - |
| Two-way Collars | | | | | | | |
| Total Volumes | 598,000 | - | - | - | - | - | - |
| Total Daily Volumes | 6,500 | - | - | - | - | - | - |
| Avg. Short Call Price | $3.50 | - | - | - | - | - | - |
| Avg. Put Price | $3.13 | - | - | - | - | - | - |
| Total Volume Hedged (MMBtu) | 753,000 | 1,820,000 | 1,820,000 | 1,840,000 | 1,840,000 | 7,320,000 | - |
| Average Ceiling Price ($/MMBtu) | $3.37 | $2.61 | $2.61 | $2.61 | $2.61 | $2.61 | - |
| Average Floor Price ($/MMBtu) | $3.07 | $2.49 | $2.49 | $2.49 | $2.49 | $2.49 | - |
| **WAHA DIFFERENTIAL (MMBtu, $/MMBtu)** | | | | | | | |
| Swaps | | | | | | | |
| Total Volumes | 2,116,000 | 2,093,000 | 1,183,000 | 2,116,000 | 2,116,000 | 7,508,000 | - |
| Total Daily Volumes | 23,000 | 23,000 | 13,000 | 23,000 | 23,000 | 20,514 | - |
| Avg. Swap Price | ($1.18) | ($1.15) | ($1.12) | ($1.15) | ($1.15) | ($1.14) | - |

1. Hedge contracts as of 10/17/19.

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# QUARTERLY CASH FLOW STATEMENT

| | 3Q18 | 4Q18 | 1Q19 | 2Q19 | 3Q19 |
|---|---|---|---|---|---|
| Cash flows from operating activities: | | | | | |
| Net income (loss) | $ 37,931 | $ 156,194 | $ (19,543) | $ 55,180 | $ 55,834 |
| Adjustments to reconcile net income to cash provided by operating activities: | | | | | |
| Depreciation, depletion and amortization | 48,977 | 60,301 | 60,672 | 64,374 | 57,107 |
| Accretion expense | 202 | 248 | 241 | 216 | 128 |
| Amortization of non-cash debt related items | 708 | 734 | 738 | 741 | 739 |
| Deferred income tax (benefit) expense | 1,487 | 5,647 | (5,149) | 16,691 | 17,902 |
| (Gain) loss on derivatives, net of settlements | 25,100 | (105,512) | 66,970 | (15,193) | (20,798) |
| (Gain) loss on sale of other property and equipment | (102) | (64) | 28 | 21 | (13) |
| Non-cash expense related to equity share-based awards | 1,708 | 1,823 | 4,545 | 1,754 | 1,569 |
| Change in the fair value of liability share-based awards | 879 | (1,053) | 1,881 | (850) | (925) |
| Payments to settle asset retirement obligations | (507) | (389) | (664) | (107) | (654) |
| Payments for cash-settled restricted stock unit awards | - | - | (1,296) | (129) | - |
| Changes in current assets and liabilities: | | | | | |
| Accounts receivable | (56,764) | 37,033 | (5,390) | 44,071 | (21,081) |
| Other current assets | 3,885 | (5,936) | (2,294) | (3,807) | 929 |
| Current liabilities | 47,741 | 9,510 | (26,003) | (10,251) | 23,216 |
| Other | 4,791 | (6,897) | (177) | (2,224) | (261) |
| Net cash provided by operating activities | 116,036 | 151,639 | 74,559 | 150,487 | 113,692 |
| Cash flows from investing activities: | | | | | |
| Capital expenditures | (156,982) | (155,821) | (193,211) | (166,219) | (143,995) |
| Acquisitions | (550,592) | (122,809) | (27,947) | (11,423) | (1,418) |
| Acquisition deposit | 27,600 | - | - | - | - |
| Proceeds from sales of assets | 5,249 | 683 | 13,879 | 260,417 | 5,656 |
| Additions to other assets | - | (3,100) | - | - | - |
| Net cash provided by (used in) investing activities | (674,725) | (281,047) | (207,279) | 82,775 | (139,757) |
| Cash flows from financing activities: | | | | | |
| Borrowings on senior secured revolving credit facility | 105,000 | 230,000 | 220,000 | 140,000 | 221,000 |
| Payments on senior secured revolving credit facility | (40,000) | (95,000) | (90,000) | (365,000) | (126,000) |
| Payment of deferred financing costs | (1,296) | 530 | - | (31) | |
| Issuance of common stock | 7 | (376) | - | - | - |
| Payment of preferred stock dividends | (1,823) | (1,824) | (1,824) | (1,823) | (350) |
| Tax withholdings related to restricted stock units | (216) | - | (1,025) | (833) | (316) |
| Redemption of preferred stock | - | - | - | (5) | (73,012) |
| Net cash provided by (used in) financing activities | 61,672 | 133,330 | 127,151 | (227,692) | 21,322 |
| Net change in cash and cash equivalents | (497,017) | 3,922 | (5,569) | 5,570 | (4,743) |
| Balance, beginning of period | 509,146 | 12,129 | 16,051 | 10,482 | 16,052 |
| Balance, end of period | $ 12,129 | $ 16,051 | $ 10,482 | $ 16,052 | $ 11,309 |

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# NON-GAAP RECONCILIATION (1)

| Adjusted EBITDA Reconciliation | 3Q18 | 4Q18 | 1Q19 | 2Q19 | 3Q19 |
|---|---|---|---|---|---|
| Net income (loss) | $ 37,931 | $ 156,194 | $ (19,543) | $ 55,180 | $ 55,834 |
| (Gain) loss on derivatives, net of settlements | 25,100 | (105,512) | 66,970 | (15,193) | (20,798) |
| Non-cash stock-based compensation expense | 2,587 | 770 | 3,402 | 904 | 644 |
| Merger and integration expense | - | - | - | - | 5,943 |
| Settled share-based awards | - | - | 3,024 | - | - |
| Other operating expense | 1,435 | 1,333 | 157 | 935 | (161) |
| Income tax (benefit) expense | 1,487 | 5,647 | (5,149) | 16,691 | 17,902 |
| Interest expense | 711 | 735 | 738 | 741 | 739 |
| Depreciation, depletion and amortization | 48,977 | 60,301 | 60,672 | 64,374 | 57,107 |
| Accretion expense | 202 | 248 | 241 | 216 | 128 |
| Adjusted EBITDA | $ 118,430 | $ 119,716 | $ 110,512 | $ 123,848 | $ 117,338 |

| LQA Net Debt to Adjusted EBITDA | 3Q19 |
|---|---|
| Senior secured revolving credit facility | $ 200,000 |
| 6.125% senior unsecured notes due 2024 | 600,000 |
| 6.375% senior unsecured notes due 2026 | 400,000 |
| Total principal outstanding | 1,200,000 |
| LESS: Unrestricted cash (pro forma) | (11,309) |
| Net Debt | 1,188,691 |
| Adjusted EBITDA | 117,338 |
| LQA Adjusted EBITDA | $ 469,352 |
| LQA Net debt to Adjusted EBITDA | 2.5 |

| Discretionary Cash Flow Reconciliation | 3Q18 | 4Q18 | 1Q19 | 2Q19 | 3Q19 |
|---|---|---|---|---|---|
| Net cash provided by operating activities | $ 116,036 | $ 151,639 | $ 74,559 | $ 150,487 | $ 113,692 |
| Changes in working capital | 347 | (33,710) | 33,864 | (27,789) | (2,803) |
| Payments to settle asset retirement obligations | 507 | 389 | 664 | 107 | 654 |
| Payments for cash-settled restricted stock unit awards | - | - | 1,296 | 129 | - |
| Discretionary cash flow | $ 116,890 | $ 118,318 | $ 110,383 | $ 122,934 | $ 111,543 |

1. See "Important Disclosure" slides for disclosures related to Supplemental Non-GAAP Financial Measures.

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